DIRECTOR SERVICE AGREEMENT

This Director Service Agreement (the “Agreement”), is entered into as November 14, 2009 by and between Playbox (US) Inc., a Nevada corporation (the “Company”), and Gideon Jung, a resident of the #44 Brae Court, Kingston Hill, Kingston Upon Thames, in the United Kingdom (the “Director”).

WHEREAS, the Director currently serves as a member of the Board of Directors for the Company (the “Board of Directors”); and

WHEREAS, in consideration of the Director’s past and future service to the Company, and the Director’s service hereunder, the Company desires to issue to the Director 7,200,000 shares of the common stock of the Company, par value $.001 (the “Common Stock”); and

WHEREAS, the parties hereto desire to memorialize the terms of the Director’s continued service with the Company.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, Director and the Company have agreed and do hereby agree as follows:

1. Duties.  The Company hereby agrees to continue to employ and engage Director, and Director hereby accepts and agrees to such service. The Director agrees to oversee the management and operations of the Company and to perform such other duties and assume all responsibilities which may be required by applicable law, the Certificate of Incorporation of the Company, or the Bylaws of the Company. The Director shall exercise due diligence and care, and act in good faith, in the performance of the Director’s duties hereunder, and shall comply with all obligations imposed by applicable law.

2. Term. The Director’s service shall continue for a period of three (3) years commencing on the date hereof, unless the Director is earlier removed as provided herein or otherwise prior to the expiration of this Agreement. Any amendment, extension or renewal hereof shall be effective only if in writing and executed by the Director and a duly authorized representative of the Company.

3. Compensation. As consideration for the Director’s past service to the Company and the Director’s service hereunder, the Company shall issue to the Director, within five (5) business days after the execution hereof, 7,200,000 shares of Common Stock (the “Issued Stock”). The Company shall also reimburse Director for reasonable expenses incurred by the Director in performing his duties on behalf of the Company; provided, however, that if the Company, in its sole and absolute discretion, determines that any such expenses are unreasonable, the Company shall have no obligation to reimburse the Director for those expenses.

4. Transferability. The Issued Stock and the rights and privileges conferred in whole or in part hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Company shall have no obligation to transfer such shares, unless registered under the Securities Act of 1933, as amended (the “Act”) or, in the opinion of counsel to the Company, such transaction is in compliance with or exempt from the registration and prospectus requirements of the Act. The Director shall pay all costs incurred by the Company in such a transaction, including but not limited to legal fees and costs. The Issued Stock shall not be subject to levy and execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the Issued Stock, or any right or privilege conferred hereby, contrary to the provisions of this Agreement, or upon the levy or execution, attachment or similar process on the Issued Stock or the rights and privileges conferred under this Agreement, the Company shall have the right to buy back the Issued Stock, in whole or in part, in the manner described in Section 6. Each certificate or other documentation evidencing the ownership of any shares of Issued Stock to be imprinted with a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE REOFFERED, SOLD, TRANSFERRED, PLEDGED, OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT AND THE STATE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION THEREOF, OR (B) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR THE SECURITIES ACT OR BLUE SKY ACT OF ANY STATE HAVING JURISDICTION WITH RESPECT THERETO. ADDITIONALLY, THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO AN OPTION TO REPURCHASE IN FAVOR OF THE COMPANY AS DESCRIBED IN SECTION 6 OF THE DIRECTOR SERVICE AGREEMENT.

The certificate may also bear additional inscriptions that the Company, in its sole and absolute discretion, otherwise deems are required by federal, state, foreign or local securities laws. All shares of Issued Stock shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any certificates evidencing such shares to make appropriate reference to such restrictions

5. Restrictions on the Issued Stock. The Issued Stock is subject to all restrictions in this Agreement. By acceptance of the Issued Stock, the Director agrees that the Issued Stock will be held for investment and will not be held with a view to their distribution, as that term is used in the Act, unless in the opinion of counsel to the Company, such distribution is in compliance with or exempt from the registration and prospectus requirements of that Act. As a condition of this Agreement, the Company may require the Director to confirm any factual matters reasonably requested by counsel for the Company.

THE DIRECTOR UNDERSTANDS THAT THE ISSUED STOCK WILL NOT BE REGISTERED AT THE TIME OF THIS AGREEMENT UNDER THE SECURITIES ACT. THE DIRECTOR REPRESENTS THAT HE/SHE IS EXPERIENCED IN EVALUATING COMPANIES SUCH AS THE COMPANY, HAS SUCH KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS AS TO BE CAPABLE OF EVALUATING THE MERITS AND RISKS OF THE INVESTMENT, AND HAS THE ABILITY TO SUFFER THE TOTAL LOSS OF THE INVESTMENT. THE DIRECTOR FURTHER REPRESENTS THAT IT HAS HAD THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THE ISSUED STOCK, THE COMMON STOCK, AND THE BUSINESS OF THE COMPANY, AND TO OBTAIN ADDITIONAL INFORMATION TO SUCH DIRECTOR’S SATISFACTION. THE DIRECTOR FURTHER REPRESENTS THAT HE/SHE IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF REGULATION D UNDER THE ACT, AS PRESENTLY IN EFFECT.

6. Repurchase of Shares. The other members of the Board of Directors, or a duly authorized representative of the Company, may remove the Director from his seat on the Board of Directors at any time for cause (as defined below) with thirty (30) days written notice and after an opportunity is given to cure the violation. Such opportunity to cure will only be available if the violation is contained in one of the following paragraphs listed below: (d), (h), (i), (j), (k). If the Director is removed for cause from his seat on the Board of Directors, the Company has the option, in its sole and absolute discretion, to repurchase the Issued Stock, in whole or in part, for an amount of $.001 per share (the “Option to Repurchase”), immediately upon such removal of the Director. The amount of Issued Stock subject to the Option to Repurchase shall be reduced by 200,000 shares for each full month of the Director’s service on the Board of Directors, commencing on the date hereof. If the Director is removed “for cause”, then the Director’s obligations and the Company’s rights under Sections 12 and 13 shall survive the termination of this Agreement for a period of one (1) year. Such removal shall be “for cause” in the event that any of the following events occur:

a. Willfully damaging the Company’s property, business, reputation or goodwill;

b. Committing a felony;

c. Death, theft, dishonesty, fraud or embezzlement;

d. Using alcohol, narcotics or other controlled substances to the extent that it prevents the Director from efficiently performing services for the Company;

e. Willfully injuring any other employee of the Company;

f. Willfully injuring any person in the course of performance of services for the Company;

g. Disclosing to a competitor or other unauthorized persons confidential or proprietary information or secrets of the Company;

h. Soliciting business on behalf of a competitor or a potential competitor;

i. Sexually harassing any other employee of the Company or committing any act which otherwise creates an offensive work environment for other employees of the Company;

j. Failing to comply with any provision of the Company’s policy manual as it applies to Director; or

k. Breaching this Agreement.

7. Taxes. The Director hereby agrees to pay to the Company any federal, state or local taxes of any kind required by law to be withheld with respect to the Issued Stock granted hereunder. If the Director does not make such payment to the Company, the Company shall have the right to deduct from any payment of any kind otherwise due to the Director from the Company, any federal, state or local taxes of any kind required by law to be withheld with respect to the Issued Stock.

8. Written Notification of the Right to Exercise. If any of the conditions stated in this Agreement occur and the Company elects to exercise its Option to Repurchase, the Company must give written notice to the Director of such election within three (3) business days. The Company shall send this written notice by registered or certified mail to the address of the Director first set forth above. Immediately upon Director’s receipt of the written notice, all rights and privileges vested with respect to the Issued Stock being subject to the Option to Repurchase shall be null and void.

9. Method of Repurchase. If any of the triggering conditions occur and the Company chooses to exercise the Option to Repurchase, the Company may, in its sole discretion, make payment for the Shares repurchased in one of two ways. The Company may, within thirty (30) calendar days of exercising the right to repurchase, complete a cash transfer by check or a wire transfer for the full amount of the repurchase price as stated herein.

10. Market Stand-Off Agreement. In the event of an initial public offering of the Company’s securities and upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities, the Director agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any of the Issued Stock other than those included in the registration, without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty [180] days) from the effective date of such registration as may be requested by the Company or such managing underwriters.

11. Assignment. The Company may assign this Agreement to any successor (whether by merger, consolidation, purchase or otherwise) to all or substantially all of the equity, assets or business of the Company and to any affiliate of the Company, and this Agreement will be binding upon and inure to the benefit of such successors and assigns. Otherwise, this Agreement may not be assigned without the prior written consent of the other party.

12. Non-solicitation; Non-competition.

a. The Director agrees that he will not at any time during the Director’s service or the Restriction Period (“Restriction Period” shall mean the one (1) year subsequent to the end of the Director’s service with the Company for any reason, which ending of employment shall be referred to as the “Termination Date”), whether voluntarily or involuntarily, directly or indirectly for himself or any other person or entity solicit, interfere with or endeavor to entice away from Company or any of its affiliates any other employee of Company or any of its affiliates. Additionally, the Director agrees that during the Restriction Period any employment by the Director or any entity in which he has an interest, directly or indirectly (other than a publicly traded company in which he has less than a 1% interest) of any person who was in the employ of the Company or any of its affiliates within the preceding year, shall be a violation of this paragraph. For the purposes of this Agreement indirect interests shall include interests held by the Director’s family members or any partner in a partnership, limited liability company or other entity in which he has a 10% or greater ownership interest.

b. The Director further agrees that he will not at any time during the duration hereof, whether voluntarily or involuntarily, directly or indirectly, for himself or any other person or entity:

i. Engage, directly or indirectly (either as an employee, officer, director, partner, shareholder, consultant or independent contractor), in any business substantially similar to that carried on by the Company, or any of its affiliates, or in providing services or products or offering to provide products or services of the kind provided by the Company or any of its affiliates as of the Termination Date within those areas in the United States, US Territories, Mexico, Central America and the Caribbean (the “Non-Competition Area”) which the Company or any of its affiliates is doing business as of the Termination Date or in which, at the time of the Termination Date, the Company or any of its affiliates contemplates doing business, or, for those customers of the Company or any of its affiliates for whom the Company or any of its affiliates: (A) is engaged in providing services or products as of the Termination Date, (B) has either provided services or products within the twenty four month (24) period prior to the Termination Date, or (C) has contacted at any time during the twelve (12) months prior to the Termination Date, for the purpose of offering to provide services or products (all of which are hereinafter referred to as the “Clients”);

ii. Solicit or attempt to solicit those Clients for the purposes of providing or offering to provide any services or products of a type which the Company or any of its affiliates provides or contemplates providing as of the Termination Date, on behalf of those Clients, whether directly or through any other persons, partnerships, corporations, companies or other entities; or

iii. Take any other action which would impair the value of the business or assets of the Company or any of its affiliates, including, without limitation, any action which would tend to disparage or diminish the reputation of the Company or any of its affiliates.

c. If in any judicial proceeding, a court shall refuse to enforce this Agreement, whether because the time limit is too long or because the restrictions contained herein are more extensive (whether as to geographic area, scope of business or otherwise) than is necessary to protect the business and goodwill of the Company, it is expressly understood and agreed between the parties hereto that this Agreement is deemed modified to the extent necessary to permit this Agreement to be enforced in any such proceedings.

d. If the Company or its successors in interest shall make application to a court of competent jurisdiction for injunctive relief, then the Restriction Period specified herein shall be tolled from the time of application for injunctive relief until the date of final adjudication of the claim for injunctive relief. Additionally, the Director waives, to the greatest extent permissible, any requirement that the Company post bond or other security as a precondition to an injunction, whether temporary or permanent.

e. The Director agrees that compliance with this Section is necessary to protect the goodwill and other proprietary interests of the Company and that a breach of this Section will give rise to irreparable and continuing injury to the Company which is not adequately compensable in monetary damages or at law. Accordingly, the Director agrees that the Company, its successors and assigns may obtain injunctive relief against the breach or threatened breach of the foregoing provisions, in addition to any other legal remedies which may be available to it under this Agreement. the Director further acknowledges that in the event of his termination or expiration of employment with the Company, his knowledge, experience and capabilities are such that the Director can obtain employment in business activities which are of a different or non-competing nature than those performed in the course of employment with the Company; and that the enforcement of a remedy hereunder by way of injunction will not prevent the Director from earning a reasonable livelihood.

13. Confidential Information. The Director agrees that he will not at any time during or after the termination or expiration of his employment, except as authorized or directed in writing by the Company, use for the Director’s own benefit, copy, reveal, divulge or make known in any manner to any person, firm or the Company the contents of any methods, inventions, systems, processes, concepts, techniques, and devices related to such matters used or developed by the Company, whether or not owned by the Company, or the methods, processes or manner of the creation and sale of products or services provided by, sold or leased by the Company, all sometimes referred to as “Trade Secrets,” as defined below.

The Director further agrees that he will not at any time during or after the termination or expiration of said employment, except as authorized or directed in writing by the Company, sell, exchange or give away or otherwise dispose of any methods, inventions, systems, processes, concepts, techniques and devices related to the business now or hereafter owned and operated by the Company, whether the same shall or may have been originated, discovered or otherwise created by the Director. the Director further agrees not to reveal, divulge or make known to any person, firm or the Company the name of any of the Company’s Clients, price lists, suppliers or any secret, Trade Secret or other proprietary information whatsoever in connection with the Company, its business or its Clients or anything pertaining thereto.

The Director understands that if, either during employment or thereafter, he discloses to others, uses for his own benefit or for the benefit of any person or entity other than the Company, copies or makes notes of any such Trade Secrets, information or facilities, such conduct will constitute a breach of the confidence and trust bestowed upon the Director by the Company and will be a breach of this Agreement.

“Trade Secret” shall mean the whole or any portion of any formula, pattern, device, combination of devices, or compilation of information which is for use, or is used in the operation of the Company’s business and which provides the business an advantage, or an opportunity to obtain an advantage, over those who do not know or use it. Trade Secret includes any scientific, technical or commercial information, including any design, process, procedure, list of suppliers, list of customers, business code, sales or installation technique, or improvement thereof. For purposes of interpretation hereunder the following shall apply:

a.  Irrespective of novelty, invention, patentability, the state of the prior art, and the level of skill in the business, art, or field to which the subject matter pertains, when the owner thereof takes measures to prevent it from becoming available to persons other than those selected by the owner to have access thereto for limited purposes, a Trade Secret is considered to be secret, of value, for use or in use by the business, and of advantage to the business, or providing an opportunity to obtain an advantage, over those who do not know or use it.

b.  In addition, a “Trade Secret” shall include information (not readily compiled from publicly available sources) which has been made available to the Director during the course of his employment, including but not limited to the names, addresses, telephone number, qualifications, education, accomplishments, experience and resumes of all persons who have applied or been recruited for employment, for either or both permanent and temporary jobs, job order specifications and the particular characteristics and requirements of persons generally hired by the Company, as well as specific job listings from companies with whom the Company does, or attempts to do business, as well as mailing lists, computer runoffs, financial or other information not generally available to others, and all information defined as a trade secret by applicable Nevada law.

c. The Director further agrees that he is under no obligation to any former company which is in any way inconsistent with this Agreement or which imposes any restriction on behalf of the Company. The Director also acknowledges that he has been instructed that during the term of employment by the Company, he is not to divulge to the Company, its employees or its consultants any confidential information obtained from any previous employers or any other person.

14. Return of Records. On termination of employment, the Director shall deliver all records, notes, data, memoranda, models, and equipment of any nature that are in the Director’s possession or under his control and that are the property of the Company or relate to the employment or to the business of the Company.

15. No Slander. The Director agrees not to in any way slander or injure the business reputation or goodwill of the Company, including, by way of illustration, through any contact with Clients, prospective clients, vendors, suppliers, employees or agents of the Company which could slander or injure the business reputation or goodwill of the Company.

16. Waiver or Modification. No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Furthermore, no evidence of any modification or waiver shall be offered or received as evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement or the rights or obligations of any party hereunder, unless such waiver or modification is in writing, duly executed as aforesaid. The provisions of this paragraph may not be waived except as herein set forth.

17. Choice of Law; Waiver of Jury Trial. This Agreement and the performance hereunder and all suits and special proceedings hereunder shall be construed in accordance with the laws of the State of Nevada. In any action, special proceeding or other proceeding that may be brought arising out of, in connection with, or by reason of this Agreement, the laws of the State of Nevada shall be applicable and shall govern to the exclusion of the law of any other forum, without regard to the jurisdiction in which the action or special proceeding may be instituted. All actions under this Agreement shall be taken in a court of competent jurisdiction within the State of Nevada in which the Company’s registered office is located and the Director hereby waives and agrees that he shall not assert that such forum is inconvenient.

EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO DEMAND A TRIAL BY JURY FOR ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIP OF THE PARTIES. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING FROM ANY SOURCE, INCLUDING BUT NOT LIMITED TO THE CONSTITUTION OF THE UNITED STATES, THE CONSTITUTION OF ANY STATE, COMMON LAW OR ANY APPLICABLE STATUTE OR REGULATION. EACH PARTY HEREBY ACKNOWLEDGES THAT IT IS KNOWINGLY AND VOLUNTARILY WAIVING THE RIGHT TO DEMAND TRIAL BY JURY.

18. Binding Effect of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives.

19. Life Insurance. Inasmuch as the services of the Director are important to the success or failure of the Company, the Company may, by its sole discretion, purchase disability insurance or insurance on the life of the Director during the term hereof in such amounts as the Company shall determine appropriate. Such insurance shall be owned by the Company, the Company shall be the sole beneficiary, and all premiums therefore shall be paid by the Company. The Director agrees to cooperate with the reasonable requirements of the Company and/or its insurance carriers as necessary to obtain such insurance, including submitting to any and all necessary medical examinations.

20. Invalid Provision. The invalidity or unenforceability of a particular provision of this Agreement shall not effect the other provisions hereto, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

21. Costs of Enforcement. In the event either party initiates action to enforce his, her or its rights hereunder, the substantially prevailing party shall recover from the substantially non-prevailing party its reasonable expenses, court costs, including taxed and untaxed costs, and reasonable attorneys’ fees, whether suit be brought or not (jointly referred as to “Expenses”). As used herein, Expenses include expenses incurred in any appellate or bankruptcy proceeding. All such Expenses shall bear interest at the highest rate allowable under the laws of the State of Nevada from the date the substantially prevailing party pays such Expenses until the date the substantially non-prevailing party repays such Expenses. Expenses incurred in enforcing this Section shall be covered by this Section. For this purpose, the court is requested by the parties to award actual costs and attorneys’ fees incurred by the substantially prevailing party, it being the intention of the parties that the substantially prevailing party be completely reimbursed for all such costs and fees. The parties request that inquiry by the court as to the fees and costs shall be limited to a review of whether the fees charged and hourly rates for such fees are consistent with the fees and hourly rates routinely charged by the attorneys for the substantially prevailing party.

22. Assignment. This Agreement shall be construed as a contract for personal services by the Director to the Company and shall not be assignable by the Director. This Agreement may be assigned by the Company.

23. Strict Construction. This Agreement was the joint, negotiated product of the parties. Therefore, neither party shall advance a position that any provision hereof should be more strictly construed against the other party on the basis that such other party prepared such provision.

24. Cumulative Rights. Unless otherwise provided herein, all rights, powers and privileges conferred upon the parties by law, this Agreement or otherwise shall be cumulative.

25. Waiver. No failure of any party to exercise any power given such party hereunder or to insist upon strict compliance by any party with its obligations hereunder, and no custom or practice of the parties in variance with the terms hereof shall constitute a waiver of the parties’ right to demand exact compliance with the terms hereof.

26. Survival. The provisions of this Agreement shall continue and survive the closing hereof unless or until there is a completion and fulfillment of all the conditions, covenants and warranties herein.

27. Time. Time is of the essence of this Agreement.

28. Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or when mailed by certified registered mail, return receipt requested, with postage prepaid to their current address or to such other address as they request in writing.

29. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

30. Singular/Plural Feminine/Masculine, Successors or Assigns. All references as used herein shall include male and female, singular and plural, and successors or assigns in the use of a corporation, partnership, individual or entity in any place or places herein in which the context may require or permit such substitution, substitutions or designations.

31. Complete Agreement. This written Agreement contains the sole and entire agreement between the parties as to the matters contained herein, and supersedes any and all other agreements between them. The parties acknowledge and agree that neither of them has made any representation with respect to such matters of this Agreement or any representations except as are specifically set forth herein, and each party acknowledges that he or it has relied on his or its own judgment in entering into this Agreement. The parties further acknowledge that statements or representations that may have been heretofore made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with his or its dealing with the other.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement and made it effective as of the date first set forth above.

Playbox (US) Inc.

/s/ Robert Burden
_____________________________
Robert Burden, Director

DIRECTOR:

/s/ Gideon Jung
__________________________
Gideon Jung